UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2006


                         HEARTLAND PAYMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-51265           22-3755714
 (State or other jurisdiction of    (Commission File No)    (I.R.S. Employer
  incorporation or organization)                         Identification Number)


                  90 Nassau Street, Princeton, New Jersey 08542
               (Address of principal executive offices) (Zip Code)

                                 (609) 683-3831
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02(b)  Departure  of  Directors  or  Principal  Officers;   Election  of
Directors; Appointment of Principal Officers

Effective as of May 8, 2006, Michael C. Hammer resigned as the Chief Operations Officer of the Company but will continue as an employee of the Company. Mr. Hammer and the Company are negotating the terms of an agreement for his continued employment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 12, 2006                         Heartland Payment Systems, Inc.
                                            -----------------------------------
                                            (Registrant)


                                       By:  /s/ Robert H.B. Baldwin, Jr.
                                            -----------------------------------
                                            Robert H.B. Baldwin, Jr.
                                            Chief Financial Officer